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                                                                   Exhibit 10.10


                          Memorandum of Understanding
                                    between
                          Accent Color Sciences, Inc.
                      and Oce Printing Systems USA, Inc.

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This Memorandum of Understanding dated October 10, 1996, sets forth the basic intentions of the parties, Oce Printing Systems USA, Inc. (hereinafter called
Oce) with offices at 5600 Broken Sound Boulevard, Boca Raton, Florida 33487, and Accent Color Sciences, Inc. (hereafter called ACS), with offices at 800 Connecticut Boulevard, East Hartford, Connecticut 06108. The basic intentions of the parties are to jointly cooperate in marketing ACS color printing modules-in-two-basic configurations: the first, a module capable of accepting variable data and printing multi-color in conjunction with Oce's continuous forms printing systems; the second, a module capable of accepting variable data and printing multi-color in conjunction with Oce's cut sheet printing systems.

It is the current intent of the parties:

1. To jointly market both continuous forms and cutsheet forms modules, on an OEM basis. Initial availability of production quality continuous forms modules for internal certification and systems testing with limited availability customer shipments will be in January of 1996. The parties agree to negotiate jointly the initial availability date of production quality cutsheet modules.

2. To designate Tom Lee as Oce's project leader and to designate David Stillwell as ACS's project leader.

3. To conduct ongoing coordination meetings, with regularly scheduled weekly telephone conference calls, to develop the detailed strategy for marketing and service of the modules.

Oce and ACS will jointly cooperate to complete both Development and Distribution agreements no later than November 30, 1995. Oce and ACS agree that while items 1,2, and 3 above are the current intentions of the parties, such items are only the current intentions, do not constitute a binding agreement, and are subject to further negotiation and execution of a definitive marketing agreement. Oce and ACS further agree that the parties will keep any discussions and communications confidential until the final execution of such agreements.

Agreed upon by the undersigned duly authorized representatives of the parties.



/s/ Timothy J. Moylan                  /s/
---------------------------------      ---------------------------------
Oce Printing Systems USA, Inc.         Accent Color Sciences, Inc.

By:  Timothy J. Moylan                 By:   Norman L. Milliard
     Vice President, Marketing               President